EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
  AND CHIEF FINANCIAL OFFICER

Ludwig Kuttner, Chief Executive Officer, and Charles W. Clayton, Chief Financial Officer of Hampshire Group, Limited, each hereby certify that:

1) The Quarterly Report of Hampshire Group, Limited on Form 10-Q for the period ended April 1, 2006 as filed with the Securities and Exchange
     Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition as of April 1, 2006 and the results of operations of the Company for the period then ended.



Date: May 8, 2006                            /s/ Ludwig Kuttner
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                                             Ludwig Kuttner
                                             Chief Executive Officer


Date: May 8, 2006                            /s/ Charles W. Clayton
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                                             Charles W. Clayton
                                             Chief Financial Officer